UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2012

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191	13-40515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 28, 2012, the Financial Services Authority (“FSA”) confirmed that it had released BGC Brokers L.P., a U.K. subsidiary of BGC Partners, Inc. (the “Company”), from its voluntary undertaking. The undertaking, given in May 2011, limited the ability of entities within the BGC European Group to complete acquisitions or diversify into new business lines. With the withdrawal of the undertaking, no such restrictions or limitations remain. With respect to such acquisitions or new business lines or any material change in their risk profile, members of the BGC European Group intend voluntarily to provide prior notice to the FSA. The Company continues to remediate the areas indicated by the FSA in its recent reviews and continues to dedicate time, resources and funds to such efforts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: February 29, 2012	By:	/s/ Howard W. Lutnick
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature page to the Form 8-K dated February 28, 2012, regarding lifting FSA restriction.]